                                                                   EXHIBIT 99.15

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        15
SERVICER REPORT DATE: 10-Jan-01                      BEGINNING:         1-Dec-00
DISTRIBUTION DATE:    16-Jan-01                      ENDING:           31-Dec-00

                     ORIG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL          INTEREST            TOTAL          END PRINCIPAL
                        BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION(*)     DISTRIBUTION         BALANCE
---------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES  $ 125,000,000.00   $           0.00                 -   $           0.00                 -   $           0.00
   CLASS A-2 NOTES  $ 314,000,000.00   $ 116,525,228.10   $ 18,361,934.93   $     635,062.49     18,996,997.42   $  98,163,293.17
   CLASS A-3 NOTES  $ 196,000,000.00   $ 196,000,000.00   $          0.00   $   1,102,500.00      1,102,500.00   $ 196,000,000.00
   CLASS A-4 NOTES  $ 151,800,000.00   $ 151,800,000.00   $          0.00   $     877,910.00        877,910.00   $ 151,800,000.00
---------------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS   $ 786,800,000.00   $ 464,325,228.10   $ 18,361,934.93   $   2,615,472.49   $ 20,977,407.42   $ 445,963,293.17
---------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                        PRINCIPAL         INTEREST        END PRINCIPAL
                       DISTRIBUTION     DISTRIBUTION         BALANCE
------------------------------------------------------------------------
   CLASS A-1 NOTES                 -                 -                 -
   CLASS A-2 NOTES       58.47749978        2.02249202      312.62195277
   CLASS A-3 NOTES                 -        5.62500000    1,000.00000000
   CLASS A-4 NOTES                 -        5.78333333    1,000.00000000
------------------------------------------------------------------------
     NOTE TOTALS         58.47749978       13.43082535    2,312.62195277
------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        15
SERVICER RPT DATE:  10-Jan-01                        BEGINNING:         1-Dec-00
DISTRIBUTION DATE:  16-Jan-01                        ENDING:           31-Dec-00

       I. NOTE DISTRIBUTABLE AMOUNTS

                                                                         Prin               Int              Total
                  Principal         Interest          Total         (per$1000/orig)   (per$1000/orig)   (per$1000/orig)
               ---------------------------------------------------------------------------------------------------------
   CLASS A-1   $             -   $            -   $             -   $             -   $             -   $              -
   CLASS A-2   $ 18,361,934.93   $   635,062.49   $ 18,996,997.42   $   58.47749978   $    2.02249202   $    60.49999179
   CLASS A-3   $             -   $ 1,102,500.00   $  1,102,500.00   $             -   $    5.62500000   $     5.62500000
   CLASS A-4   $             -   $   877,910.00   $    877,910.00   $             -   $    5.78333333   $     5.78333333
               ---------------------------------------------------------------------------------------------------------
     TOTAL     $ 18,361,934.93   $ 2,615,472.49   $ 20,977,407.42   $   58.47749978   $   13.43082535   $    71.90832513

      II. Pool Balance at the end of the Collection Period                                                 $ 453,909,503.87

     III. Insurance Premium                                                                                $      76,185.00

      IV. Spread Account Balance
               (A) Balance after Deposits/Withdrawals for prior Distribution Date                          $  14,168,143.16
               (B) Balance after Deposits/Withdrawals for current Distribution Date                        $  14,287,639.19

       V. Spread Account Required Amount                                                                   $  13,617,285.12

      VI. Spread Account Withdrawals
               (A) Withdrawal to make required payments under 4.03                                         $              0
               (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                 $              0

     VII. Servicing Fee                                                                                          393,559.53

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                  $              0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                              $              0

       X. Available Funds                                                                                  $  21,505,174.05

      XI. Insured Payment (if any)                                                                         $              0

     XII. Note Principal and Interest Carryover Shortfalls

                        Note Principal          Note Interest
                     Carryover Shortfall     Carryover Shortfall     Total
                    --------------------------------------------------------
        CLASS A-1   $                0.00   $                0.00   $   0.00
        CLASS A-2   $                0.00   $                0.00   $   0.00
        CLASS A-3   $                0.00   $                0.00   $   0.00
        CLASS A-4   $                0.00   $                0.00   $   0.00
                    --------------------------------------------------------
          TOTAL     $                0.00   $                0.00   $   0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                    Current Distribution Date    Prior Distribution Date
                          Note Principal             Note Principal                 Change in Note
                       Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
                    ---------------------------------------------------------------------------------------
        CLASS A-1   $                    0.00   $                    0.00   $                          0.00
        CLASS A-2   $                    0.00   $                    0.00   $                          0.00
        CLASS A-3   $                    0.00   $                    0.00   $                          0.00
        CLASS A-4   $                    0.00   $                    0.00   $                          0.00
                    ---------------------------------------------------------------------------------------
          TOTAL     $                    0.00   $                    0.00   $                          0.00

                     Prior Distribution Date    Current Distribution Date
                          Note Interest               Note Interest                 Change in Note
                       Carryover Shortfall         Carryover Shortfall       Interest Carryover Shortfall
                    ---------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        15
SERVICER RPT DATE: 10-Jan-01                         BEGINNING:         1-Dec-00
DISTRIBUTION DATE: 16-Jan-01                         ENDING:           31-Dec-00

        CLASS A-1   $                    0.00   $                    0.00   $                          0.00
        CLASS A-2   $                    0.00   $                    0.00   $                          0.00
        CLASS A-3   $                    0.00   $                    0.00   $                          0.00
        CLASS A-4   $                    0.00   $                    0.00   $                          0.00
                    ---------------------------------------------------------------------------------------
          TOTAL     $                    0.00   $                    0.00   $                          0.00

      IX. Delinquency Ratio

               A. Delinquency Statistics

               Days                        Outstanding        Past Due
            Delinquent         Units        Principal          Amount
          --------------------------------------------------------------
             31-60               1276     14,118,025.38       860,716.56
             61-90                191      2,093,844.64       187,009.83
             91-120                32        360,731.04        46,587.82
              121+                 11        102,717.93        27,760.02
          --------------------------------------------------------------
             TOTAL              1,510     16,675,318.99     1,122,074.23

               B. Delinquency Percentage

                  (1) Outstanding Principal Balance for Delinquency => 30Days                              $  16,675,318.99
                  (2) Pool Principal Balance Beginning of Collection Period                                $ 472,271,438.80
                  (3) Delinquency Percentage (Line 1/Line 2)                                                           3.53%

       X. Principal Balance of repossessed Financed Vehicles                               Units               Principal
                                                                                           -----           ----------------
                                                                                             216           $   2,050,793.37

      XI. Liquidation Proceeds received for Defaulted Contracts                                            $     995,313.83

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-Jan-01                        COLLECTION PERIOD        15
DISTRIBUTION DATE:  16-Jan-01                        BEGINNING:         1-Dec-00
                                                     ENDING:           31-Dec-00

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                   794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                            472,271,438.80

C.   Monthly Principal Amounts

     (1)     Monthly Scheduled Payments                                                                       10,678,050.76
     (2)     Full Prepayments (excluding Purchased Receivables)                                                5,702,303.93
     (3)     Receivables becoming Liquidated Receivables during period                                         1,986,384.32
     (4)     Receivables becoming Purchased Receivables during period                                                     -
     (5)     Other Receivables adjustments                                                                        (4,804.08)

     Total Monthly Principal Amounts                                                                          18,361,934.93

D.   Total Monthly Payments allocable to Interest                                                              4,103,792.31

E.   End of period Outstanding Pool Balance                                                                  453,909,503.87

F.   Pool Factor                                                                                                   0.571138

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                           Class A-1      Class A-2       Class A-3        Class A-4
                                                           ---------   --------------   --------------   --------------
A.   Beginning of period Outstanding Principal Balance             -   116,525,228.10   196,000,000.00   151,800,000.00

B.   Noteholders' Principal Distributable Amount                   -    18,361,934.93             0.00             0.00
C.   Noteholders' Interest Distributable Amount                    -       635,062.49     1,102,500.00       877,910.00
                                                           ------------------------------------------------------------
D.   Note Distributable Amount                                     -    18,996,997.42     1,102,500.00       877,910.00
E.   Note Principal Carryover Shortfall                            0                0                0                0
F.   Note Interest Carryover Shortfall                             0                0                0                0
G.   Insured Payment                                               0                0                0                0

H.   End of period Outstanding Principal Balance                   -    98,163,293.17   196,000,000.00   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A. Available Funds in Collection Account:

                       (1)    Monthly Scheduled Payments on Receivables during period
                               (including partial prepays)
                                   (a) Principal                                                              10,678,050.76
                                   (b) Interest                                                                3,986,715.14
                       (2)    Full Prepayments collected during period
                                   (a) Principal                                                               5,258,363.60
                                   (b) Interest                                                                   52,603.94
                       (3)    Net Liquidation Proceeds collected during period                                   981,958.30
                       (4)    Net Insurance Proceeds collected
                               during period
                                   (a) Principal                                                                 443,940.33
                                   (b) Interest                                                                    6,381.23
                       (5)    Purchase Amounts deposited in Collection Account                                            0
                       (6)    Investment Earnings - Collection Account                                            97,160.75

                       Total Available Funds in Collection Account                                            21,505,174.05

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-Jan-01                        COLLECTION PERIOD        15
DISTRIBUTION DATE:  16-Jan-01                        BEGINNING:         1-Dec-00
                                                     ENDING:           31-Dec-00

          B. Available Funds in Payment Account:

                       (1) Available Funds transferred from Collection Account                             $  21,505,174.05
                       (2) Amount withdrawn from Spread Account and deposited to Payment Account           $              -
                       (3) Insured Payment deposited to Payment Account                                    $              -

                       Total Available Funds in Payment Account                                            $  21,505,174.05

         0

          C. Distributions from Payment Account:

                       (1) Monthly Servicing Fee                                                                 393,559.53
                       (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                       0
                       (3) Owner Trustee Fees (if paid from Available Funds)                                              0
                       (4) Indenture Trustee Fees (if paid from Available Funds)                                          0
                       (5) Insurance Premium                                                                      76,185.00
                       (6) Note Interest Distributable Amount
                                   (a)        Class A - 1                                                                 -
                                   (b)        Class A - 2                                                        635,062.49
                                   (c)        Class A - 3                                                      1,102,500.00
                                   (d)        Class A - 4                                                        877,910.00
                       (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                                   (a)        Class A - 1                                                                 0
                                   (b)        Class A - 2                                                                 0
                                   (c)        Class A - 3                                                                 0
                                   (d)        Class A - 4                                                                 0
                       (8) Note Principal Distributable Amount
                                   (a)        Class A - 1                                                                 -
                                   (b)        Class A - 2                                                     18,361,934.93
                                   (c)        Class A - 3                                                                 -
                                   (d)        Class A - 4                                                                 -
                       (9)  Reimbursement Amounts Owing to Insurer                                                        0
                       (10) Spread Account Deposit (to increase to Required Amount)                               58,022.09
                       (11) Indenture or Owner Trustee Fees (not paid under C)                                            0
                       (12) Re-Liening Expenses                                                                           0
                          (To the extent not paid by Servicer)
                       (13) Transition Costs and Additional Servicing Fee to Successor Servicer                           0
                       (14) After Servicer Default, remaining Available Funds deposited                                   0
                             in Note Distribution Account

                       Total Distributions                                                                    21,505,174.05

          D. Excess Available Funds  (or shortfall )                                                                      -

          E. Remaining Available Funds to holder of Residual Interest Certificate                                         0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                   A. Available Funds Transferred from Collection Account to Payment Account               $  21,505,174.05
                   B. Distributions required under 4.03 (a)(i) through (vii)                               $  21,447,151.96
                   C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                  0
                   D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                      0

V. SPREAD ACCOUNT BALANCE

                   A. Spread Account Balance After Deposit/Disbursements
                       (1) Beginning Spread Account Balance                                                $  14,168,143.16
                       (2) Investment Income Deposited to Spread Account                                   $      61,473.93
                       (3) Withdrawal to make required payments under 4.03                                                0
                       (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                        0

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-Jan-01                        COLLECTION PERIOD        15
DISTRIBUTION DATE:  16-Jan-01                        BEGINNING:         1-Dec-00
                                                     ENDING:           31-Dec-00

                       (5) Deposit to Spread Account after Disbursements                                   $      58,022.09
                       (6) Spread Account Balance after Deposit/Disbursments                               $  14,287,639.19

                   B. Spread Account Required Amount                                                       $  13,617,285.12

                       (1) 3% of Pool Balance                                                              $  13,617,285.12
                       But in no event less than the lesser of (a) or (b)
                                   (a) .5% of Original Pool Balance                                        $   3,973,731.05
                                   (b) Outstanding Principal Amount of All Notes                           $ 445,963,293.17

                   C. Excess Amount to Insurer for amounts owed under Insurance Agreement
                       (lines A - B)                                                                                      0

                   D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                 670,354.07

VI. INSURED PAYMENTS

                   A. Available Funds Transferred from Collection Account to Payment Account               $  21,505,174.05
                   B. Available Funds Transferred from Spread Account to Payment Account                   $              0
                   C. Note Interest Distributable Amount                                                       2,615,472.49
                   D. Guaranteed Note Principal Amount                                                     $              0
                   E. Deficiency Amount                                                                    $              -
                       (Min:(Lines A+B-C-D) and $0.00)                                                     $              0
                   F. Preference Amount                                                                    $              0
                   G. Insured Payment (lines E+F)                                                          $              0

                                Note Principal               Note Interest
                           Carryover Shortfall         Carryover Shortfall                           Total
     CLASS A-1   $                        0.00   $                    0.00   $                        0.00
     CLASS A-2   $                        0.00   $                    0.00   $                        0.00
     CLASS A-3   $                        0.00   $                    0.00   $                        0.00
     CLASS A-4   $                        0.00   $                    0.00   $                        0.00
----------------------------------------------------------------------------------------------------------
        TOTAL    $                        0.00   $                    0.00   $                        0.00

                   Current Distribution Date      Prior Distribution Date
                         Note Principal                Note Principal               Change in Note
                      Carryover Shortfall           Carryover Shortfall      Principal Carryover Shortfall
     CLASS A-1   $                        0.00   $                    0.00   $                        0.00
     CLASS A-2   $                        0.00   $                    0.00   $                        0.00
     CLASS A-3   $                        0.00   $                    0.00   $                        0.00
     CLASS A-4   $                        0.00   $                    0.00   $                        0.00
----------------------------------------------------------------------------------------------------------
        TOTAL    $                        0.00   $                    0.00   $                        0.00

                   Current Distribution Date      Prior Distribution Date
                         Note Interest                 Note Interest               Change in Note
                      Carryover Shortfall           Carryover Shortfall      Interest Carryover Shortfall
     CLASS A-1   $                        0.00   $                    0.00   $                        0.00
     CLASS A-2   $                        0.00   $                    0.00   $                        0.00
     CLASS A-3   $                        0.00   $                    0.00   $                        0.00
     CLASS A-4   $                        0.00   $                    0.00   $                        0.00
----------------------------------------------------------------------------------------------------------
        TOTAL    $                        0.00   $                    0.00   $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                     $   5,588,971.70

VIII. DELINQUENCY RATIO

                   A. Delinquency Statistics

       Days                                           Outstanding                         Past Due
    Delinquent           Units                         Principal                           Amount
----------------------------------------------------------------------------------------------------------
      31- 60               1276                 $       14,118,025.38              $            860,716.56
      61- 90                191                 $        2,093,844.64              $            187,009.83
      91- 120                32                 $          360,731.04              $             46,587.82
       121+                  11                 $          102,717.93              $             27,760.02
----------------------------------------------------------------------------------------------------------
        TOTAL             1,510                         16,675,318.99                         1,122,074.23

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:   10-Jan-01                       COLLECTION PERIOD        15
DISTRIBUTION DATE:   16-Jan-01                       BEGINNING:         1-Dec-00
                                                     ENDING:           31-Dec-00

                   B. Delinquency Percentage

                      (1) Outstanding Principal Balance for Delinquency => 30Days                          $  16,675,318.99
                      (2) Pool Principal Balance Beginning of Collection Period                            $ 472,271,438.80
                      (3) Delinquency Percentage (Line 1/Line 2)                                                       3.53%

IX. CUMULATIVE NET LOSS RATIO

                          (1)    Principal Balance of Defaulted Contracts in current Collection Period     $   1,986,384.32
                          (2)    Cumulative Defaulted Contracts Including
                                 Defaulted Contracts in current Collection Period                          $  20,647,834.35
                          (3)    Net Liquidation Proceeds collected during current Collection Period       $     981,958.30
                          (4)    Cumulative Net Liquidation Proceeds Including
                                 Net Liquidation Proceeds in current Collection Period                     $  10,880,183.45
                          (5)    Original Pool Balance                                                     $ 794,746,210.70
                          (6)    Cumulative Net Loss Rate (2) minus (4) divided by (5)                                1.229%

X. REPOSSESSED INVENTORY
                                                                                                     Units           Principal
                                                                                                     -----    ----------------
                          A. Principal Balance of repossessed Financed Vehicles (beg.)                 226        2,300,528.43
                          B. Repossessed Financed Vehicles (Principal)                                        $   1,736,649.26
                          C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)           $     995,313.83
                          D. Realized losses on sale of repossessed Financed Vehicles (Principal)             $     991,070.49
                                                                                                     -------------------------
                          E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)       216    $   2,050,793.37

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of January, 2001


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory